Exhibit 10.51

FIRST AMENDMENT
TO
TERM LOAN CREDIT AGREEMENT

                    FIRST AMENDMENT, dated as of April 30, 2008 (this “Amendment”), to the Term Loan Credit Agreement, dated as of January 18, 2008 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among (a) WHITEHALL JEWELERS, INC. (the “Borrower”), a Delaware corporation having its principal place of business at 125 South Wacker Drive, Suite 2600, Chicago, Illinois 60606; (b) the lending institutions from time to time party thereto (collectively, the “Lenders”); and (c) PWJ LENDING II LLC (“Prentice”), a Delaware limited liability company, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent” and, together with the Administrative Agent, each an “Agent” and collectively, the “Agents”) for the Agents and the Lenders.

W I T N E S S E T H

                    WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders have made an initial term loan to the Borrower in the aggregate principal amount of $25,000,000 and an additional term loan to the Borrower in the aggregate principal amount of $10,000,000;

                    WHEREAS, the Borrower has requested that the Credit Agreement be amended to provide for, among other things, the making by the Lenders of a multi-draw third term loan to the Borrower in the aggregate principal amount of $15,000,000, the proceeds of which shall be used for working capital and general corporate purposes; and

                    WHEREAS, the Lenders are willing to amend the Credit Agreement in accordance with the terms and conditions set forth herein.

                    NOW THEREFORE, the Borrower, the Agents and the Lenders, agree as follows:

                    1. Definitions. Any capitalized term used and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                    2. Amendments to Credit Agreement.

                              (a) New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of the terms “First Amendment”, “Guarantor Consent”, “Notice of “Borrowing”, “Third Borrowing Period”, “Third Closing Date”, “Third Term Loan”, “Third Term Loan Commitment”, “Third Term Loan Fee” and “Third Term Loan Notes” thereto in appropriate alphabetical order to read in their entirety as follows:

                    First Amendment The First Amendment to Term Loan Credit Agreement, dated as of April 30, 2008, by and among the Borrower, the Lenders and the Agents.

          Guarantor Consent. An Acknowledgement, Consent and Reaffirmation, dated as of April 30, 2008, made by the Guarantor in favor of the Agents and the Lenders in substantially the form attached to the First Amendment as Exhibit B.

Notice of Borrowing. See Section 2.1(c)(iii).

          Third Borrowing Period. The period of time commencing on the Third Closing Date until the earliest of (a) the date on which the Third Term Loan Commitment is reduced to zero, (b) the date on which this Agreement is terminated (whether by maturity, acceleration or otherwise) pursuant to the terms hereof or (c) May 2, 2009.

          Third Closing Date. The date on which (a) each of the Conditions to Effectiveness set forth in Section 3 of the First Amendment is satisfied or waived by the Agents and (b) the first draw under the Third Term Loan is made by the Borrower.

Third Term Loan. See Section 2.1(c)(i).

          Third Term Loan Commitment. With respect to each Lender, the amount set forth on Schedule 1 to the First Amendment as the amount of such Lender’s commitment to make the Third Term Loan to the Borrower pursuant to the terms of the Credit Agreement.

Third Term Loan Fee. See Section 4(b) of the First Amendment.

Third Term Loan Notes. See Section 2.2(a).

                              (b) Existing Definitions. The definitions of the terms “Commitment Percentage”, “Commitments”, “Loan Documents”, “Majority Lenders”, “Notes”, “Required Lenders”, “Second Term Loan Notes”, “Term Loan”, “Term Loans”, “Total Commitment” and “Unanimous Lenders” set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety, to read as follows:

          Commitment Percentage. With respect to each Lender, the percentage obtained by dividing (i) the Lender’s Commitments by (ii) the sum of the Total Commitment, provided that if the Total Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loans and the denominator shall be the aggregate unpaid principal amount of the Term Loans.

Commitments. With respect to each Lender, its respective Initial Term Loan Commitment, Second Term Loan Commitment and Third Term Loan Commitment.

          Loan Documents. This Credit Agreement, the Notes, the Security Documents, the First Amendment, the Guarantor Consent and all other agreements, instruments and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing, guaranteeing or securing the Loans or any other Obligations.

Majority Lenders. As of any date, the Lenders (other than Delinquent Lenders) whose Commitment Percentages aggregate at least fifty-one percent (51%).

Notes. Each of the Initial Term Loan Notes, the Second Term Loan Notes and the Third Term Loan Notes.

Required Lenders. As of any date, the Lenders (other than Delinquent Lenders) whose Commitment Percentages aggregate at least sixty-six and two-thirds percent (66⅔%).

Second Term Loan Notes. See Section 2.2(a).

Term Loan. The Initial Term Loan, the Second Term Loan or the Third Term Loan, as applicable.

Term Loans. The Initial Term Loan, the Second Term Loan and the Third Term Loan.

          Total Commitment. The sum of the Commitments (whether funded or unfunded) of the Lenders, such amount being equal to (i) $35,000,000 as of the Initial Closing Date and (ii) $50,000,000as of the Third Closing Date.

Unanimous Lenders. As of any date, the Lenders (other than Delinquent Lenders) whose Commitment Percentages aggregate One hundred percent (100%).

                              (c) Section 2.1 of the Credit Agreement is hereby amended by (i) redesignating clauses (c), (d) and (e) thereof as clauses (d), (e) and (f), respectively and (ii) inserting therein new clause (c) to read as follows:

          (c) (i) Each Lender, severally and not jointly and severally with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to make one or more term loans (individually and collectively, the “Third Term Loan”) to the Borrower at any time and from time to time during the Third Borrowing Period in accordance with the terms hereof (A) in a principal amount for each Third Term Loan not to exceed the unfunded portion of such Lender’s Third Term Loan Commitment and (B) in an aggregate principal amount not to exceed the amount of such Lender’s Third Term Loan Commitment.

(ii) Notwithstanding the foregoing, the aggregate principal amount of all Third Term Loans made at any time by all Lenders shall not exceed the Third Term Loan Commitment.

          (iii) (A) The Borrower shall give the Administrative Agent prior telephonic notice (immediately confirmed in writing, in a form satisfactory to the Administrative Agent (a “Notice of Borrowing”), not later than 12:00 noon (New York City time) on the date which is three (3) Business Days prior to the date of the proposed Third Term Loan (or such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Third Term Loan). Such Notice of Borrowing shall be irrevocable and shall specify (1) the principal amount of the proposed Third Term Loan, (2) the use of the proceeds of the proposed Third Term Loan, and (3) the proposed borrowing date, which must be a Business Day. The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Borrower (or from any authorized officer thereof designated in writing purportedly from the Borrower to the Administrative Agent). The Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such telephonic Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any authorized officer’s authority to request a Third Term Loan on behalf of the Borrower until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

          (iv) Each Notice of Borrowing pursuant to this Section 2.1(c)(iii) shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith. Each Third Term Loan shall be made in a minimum amount of $2,500,000 and shall be in an integral multiple of $500,000.

          (v) The Third Term Loan Commitment shall be reduced by the amount of each borrowing of a Third Term Loan. Once reduced, the Third Term Loan Commitment may not be increased. Each such reduction of the Third Term Loan Commitment shall reduce the Third Term Loan Commitment of each Lender proportionately in accordance with its Commitment Percentage thereof.

                              (d) Newly designated Section 2.1(f) of the Credit Agreement is hereby amended by deleting the reference therein to “Section 2.1(d)” and inserting in lieu thereof “Section 2.1(f)”

                              (e) Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Initial Term Loan shall be evidenced by this Credit Agreement and/or one or more promissory notes duly executed on behalf of the Borrower,

dated the Initial Closing Date, in substantially the form attached hereto as Exhibit A-1 (each, an “Initial Term Loan Note” and, collectively, the “Initial Term Loan Notes”), payable to the order of a Lender in the aggregate principal amount equal to the principal amount of the portion of the Initial Term Loan advanced by such Lender plus the amount of any interest capitalized thereon in accordance with the terms of this Credit Agreement. The Second Term Loan shall be evidenced by this Credit Agreement and/or one or more promissory notes duly executed on behalf of the Borrower, dated the Second Closing Date, in substantially the form attached hereto as Exhibit A-2 (each, a “Second Term Loan Note” and, collectively, the “Second Term Loan Notes”), payable to the order of a Lender in the aggregate principal amount equal to the principal amount of the portion of the Second Term Loan advanced by such Lender plus the amount of any interest capitalized thereon in accordance with the terms of this Credit Agreement. The Third Term Loan shall be evidenced by this Credit Agreement and/or one or more promissory notes duly executed on behalf of the Borrower, dated the Third Closing Date (or, with respect to any additional funding under the Third Term Loan, the date of such additional funding), in substantially the form attached to the First Amendment as Exhibit A (each, a “Third Term Loan Note” and, collectively, the “Third Term Loan Notes”), payable to the order of a Lender in the aggregate principal amount equal to the principal amount of the portion of the Third Term Loan advanced by such Lender plus the amount of any interest capitalized thereon in accordance with the terms of this Credit Agreement. The outstanding principal balance of all Obligations shall be payable on the Maturity Date (subject to earlier repayment as provided below). The Term Loans (including, without limitation, any interest capitalized thereon and added to the outstanding principal balance of such Loans in accordance with the terms hereof) shall bear interest from the date hereof on the outstanding principal balance thereof as set forth in this Section 2 or Section 5, as the case may be. Each Lender is hereby authorized by the Borrower to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Term Loan from such Lender, each payment and prepayment of principal of such Term Loan, each payment of interest on such Term Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay any Term Loan made by such Lender in accordance with the terms of this Credit Agreement and the applicable Notes.

                              (f) Section 2.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    Section 2.4 Termination of Commitments.

          Each Initial Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Initial Closing Date, each Second Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Second

Closing Date and each Third Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the last day of the Third Borrowing Period; provided, however, that (a) each Second Term Loan Commitment shall terminate automatically if the Second Closing Date does not occur on or before April 30, 2008 and (b) each Third Term Loan Commitment shall terminate automatically if the Third Closing Date does not occur on or before May 2, 2008.

                              (g) Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.12 Use of Proceeds. The Borrower will use the proceeds of the Term Loans for working capital and general corporate purposes.

                              (h) Schedule 1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1 annexed to this Amendment.

                    3. Conditions to Effectiveness. The effectiveness of this Amendment and the making of the Third Term Loan is subject to the following conditions precedent:

                              (a) Representations and Warranties. Before and after giving effect to this Amendment and to the application of the proceeds of the first draw under the Third Term Loan, the representations and warranties contained herein, in the Credit Agreement and in the other Loan Documents shall be true and correct on and as of the date hereof, as though made on and as of such date, except that any such representations and warranties that expressly relate to a specific date shall be true and correct on and as of such date; and no event shall have occurred or would result from the funding of the first draw under the Third Term Loan or from the application of the proceeds therefrom that would constitute an Event of Default or a Default;

                              (b) Delivery of Documents. The Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:

(i) counterparts of this Amendment duly executed by the Borrower, the Agents and the Lenders;

(ii) a Third Term Loan Note duly executed and delivered by the Borrower with respect to the Third Term Loan;

(iii) the Guarantor Consent, duly executed by the Guarantor;

                              (iv) a consent agreement, duly executed by the Senior Collateral Agent, on behalf of the Senior Lenders, consenting to the execution and delivery of this Amendment by the Borrower and the funding by the Lenders of the first draw under the Third Term Loan to the Borrower;

                              (v) to the extent not previously delivered to the Agents, copies of the Borrower’s and the Guarantor’s charter or other incorporation documents, the by-laws and all amendments or other modifications as in effect as of the date hereof and the Third Closing Date, in each case, certified by a duly authorized officer of such Person to be true and complete as of the Third Closing Date;

                              (vi) evidence satisfactory to the Administrative Agent of all corporate action duly and effectively taken by the Borrower, the Guarantor and each of their respective Subsidiaries necessary for the valid execution, delivery and performance of this Amendment, the Third Term Loan Notes and the Guarantor Consent;

                              (vii) an incumbency certificate, dated as of the date hereof signed by a duly authorized officer of each of the Borrower and the Guarantor, which provides the name and specimen signature of each individual who is authorized to sign, in the name and on behalf of such Person, this Amendment, the Third Term Loan Notes, the Guarantor Consent and each other documents entered into on the Third Closing Date to which such Person is or is to become a party;

(viii) the results of current UCC searches with respect to the Collateral, indicating that there are no liens on the Collateral other than Permitted Liens;

                              (ix) a favorable legal opinion addressed to the Lenders and the Agents, dated as of the date hereof from Holland & Knight LLP, counsel to the Borrower, the Guarantor and their respective Subsidiaries; and

(x) such other agreements, documents, instruments and certificates as the Agents may reasonably request.

                               (c) Consents and Approvals. The Agents shall have received satisfactory evidence that (i) all of the parties to the transactions contemplated hereby have obtained all regulatory, creditor, lessor and other third party consents and approvals necessary to complete the transactions contemplated hereby and (ii) such consents and approvals, if any, are in full force and effect.

                               (d) Payment of Fees, Etc. The Borrower shall have paid to the Administrative Agent all fees (including, without limitation, the Third Term Loan Fee with respect to the first draw under the Third Term Loan made on the Third Closing Date and the fees costs and expenses set forth in Section 7(e) to this Amendment), costs, expenses and taxes then payable by the Borrower pursuant to this Amendment and the other Loan Documents.

                    4. Conditions Precedent to all Draws under the Third Term Loan. The obligation of any Lender to fund any draw under the Third Term Loan is subject to the fulfillment, in a manner satisfactory to the Agents, of each of the following conditions precedent:

                               (a) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Borrower to the Administrative Agent of a Notice of Borrowing with respect to each draw under the Third Term Loan, and the Borrower’s acceptance of the proceeds of such Third Term Loan, shall each be deemed to be a representation and warranty by the Borrower on the date of such draw under the Third Term Loan that at the time of and after giving effect to the funding of such draw under the Third Term Loan and before and after giving effect to the application of the proceeds of such draw under the Third Term Loan, (i) the representations and warranties contained herein, in the

Credit Agreement and the other Loan Documents shall be true and correct on and as of the date of such draw under the Third Term Loan, as though made on and as of such date, except that any such representations and warranties that expressly relate to a specific date shall be true and correct on and as of such date; and (ii) no event shall have occurred or would result from the funding of such draw under the Third Term Loan or from the application of the proceeds therefrom that would constitute an Event of Default or a Default;

                               (b) Third Term Loan Fee. The Borrower shall have paid to the Administrative Agent a fee in the amount equal to 2% of the aggregate principal amount of each draw under the Third Term Loan funded by the Lenders to the Borrower (the “Third Term Loan Fee”), which Third Term Loan Fee shall be non-refundable and fully-earned and payable on the date on which such draw under the Third Term Loan is made.

                               (c) Legality. The funding of such draw under the Third Term Loan shall not contravene any law, rule or regulation applicable to any Agent or any Lender.

                               (d) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.1(c)(iii).

                               (e) Discretionary Fundings. With respect to each draw under Third Term Loan requested by the Borrower after the Third Closing Date, each Lender shall have agreed in its sole and absolute discretion to make its Commitment Percentage of such Third Term Loan. For avoidance of doubt, notwithstanding anything to the contrary contained in this Amendment or any other Loan Document, all draws under the Third Term Loan requested by the Borrower after the Third Closing Date shall be funded by the Lenders in their sole and absolute discretion.

                               (f) Delivery of Documents. The Agents shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Lenders, as any Agent or any Lender may reasonably request.

                               (g) Limitation on First Draw Under Third Term Loan. Notwithstanding anything to the contrary contained in this Amendment or any other Loan Document, the amount of the first draw under the Third Term Loan funded on the Third Closing shall not exceed an amount equal to $5,000,000 less the amount of any debt or equity capital infusion received by the Borrower from a third party acceptable to the Agents on or prior to the Third Closing Date.

                    5. Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders as follows:

                              (a) Authorization, Etc. The execution, delivery and performance by the Borrower of this Amendment and the Notes, and the performance by the Borrower of the Credit Agreement and the other Loan Documents, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene the Borrower’s charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

                               (b) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by the Borrower of this Amendment or the Notes, or for the performance of the Credit Agreement and the other Loan Documents, as amended hereby.

                               (c) Enforceability of Loan Documents. Each of this Amendment, the Notes, the Credit Agreement and each other Loan Document to which the Borrower is a party, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

                    6. Continued Effectiveness of the Credit Agreement.

                               (a) Ratifications. Except as otherwise expressly provided herein, (i) the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof (A) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and (B) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agents and the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.

                               (b) No Waivers. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Loan Document and each Agent and each Lender expressly reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents, under applicable law or otherwise.

                               (c) Amendment and Guarantor Consent as Loan Documents. The Borrower confirms and agrees that each of this Amendment and the Guarantor Consent shall constitute a Loan Document under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by the Borrower under or in connection with this Amendment or made by the Guarantor in connection with the Guarantor Consent shall have been incorrect in any material respect when made or deemed made or if the Borrower fails to perform or comply with any covenant or agreement contained herein or the Guarantor fails to perform or comply with any covenant or agreement contained in the Guarantor Consent.

                    7. Miscellaneous.

                               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

                               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                               (d) THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENTS AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                               (e) The Borrower will pay on demand all reasonable and documented fees and out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

WHITEHALL JEWELERS, INC.

By:

Name:

Title:

First Amendment to Term Loan Credit
Agreement

AGENTS:

PWJ LENDING II LLC, as Administrative Agent and as Collateral Agent

By:

Name:

Title:

First Amendment to Term Loan Credit
Agreement

LENDERS:

PWJ LENDING II LLC, as a Lender

By:

Name:

Title:

First Amendment to Term Loan Credit
Agreement

EXHIBIT A

This instrument and the rights and obligations evidenced hereby, the liens and security interests securing the indebtedness and other obligations incurred or arising under or evidenced by this instrument and the rights and obligations evidenced hereby with respect to such liens are subordinate in the manner and to the extent set forth in that certain Intercreditor and Lien Subordination Agreement (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the “Subordination Agreement”), dated as of January 18, 2008 between LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent (the “Senior Agent”) for the Lenders (collectively, and together with the Senior Agent and any of their successors and assigns, including any other lender or lenders that at any time refinance or replace the Senior Debt referred to below, the “Senior Creditors”) pursuant to that certain Third Amended and Restated Credit Agreement dated as of February 20, 2007 (the “Senior Credit Agreement”), and PWJ LENDING II LLC, as Administrative Agent and Collateral Agent (the “Subordinating Agent”), for the Agents and the Lenders (collectively, the Subordinating Agent together with the Agents and Lenders party to the Subordinated Credit Agreement, the “Subordinating Creditors”) party to that certain Term Loan Credit Agreement, dated as of January 18, 2008 (the “Subordinated Credit Agreement”), and WHITEHALL JEWELERS, INC., a Delaware corporation (the “Borrower”), as such Senior Credit Agreement has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time as permitted under the Subordination Agreement and to the liens and security interests securing indebtedness refinancing the indebtedness under such agreements as permitted by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement applicable to the Subordinating Creditors as if such holder were a Subordinating Creditor for all purposes of the Subordination Agreement

FORM OF THIRD TERM LOAN NOTE

$_________	Dated: ________ __, 200_

          FOR VALUE RECEIVED, the undersigned WHITEHALL JEWELERS, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of _____________ (the “Lender”) at the Lender’s Head Office at __________________________:

          (a) prior to or on the Maturity Date the principal amount of ___________ Dollars ($________) or, if less, the aggregate unpaid principal amount of the Third Term Loan advanced by the Lender to the Borrower pursuant to the Term Loan Credit Agreement, dated as of January 18, 2008 (as amended, restated, supplemented, refinanced or otherwise modified and in effect from time to time, the “Credit Agreement”), among the Borrower, the Lender and the other parties thereto;

(b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

          (c) interest on the principal balance hereof from time to time outstanding from the Third Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

          This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder

Exhibit A

hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

          The Borrower irrevocably authorizes the Lender to make or cause to be made, on the Third Closing Date and at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of the Third Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Third Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to the Third Term Loan shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

          The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

          This Note is a registered Note and, as provided in and subject to the terms of the Credit Agreement, is transferable only upon surrender of this Note for registration of transfer or exchange (and, in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of this Note or his attorney duly authorized in writing), at which time a new Note for a like principal amount will be issued to, and registered in the name of, the permitted transferee. Reference in this Note to a “holder” shall mean the person or entity in whose name this Note is at the time registered in the Register kept by the Agents as provided in Section 19.3 of the Credit Agreement and, prior to due presentment for registration of transfer, the Borrower may treat such person or entity as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Borrower will not be affected by any notice to the contrary.

          If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

          No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

          The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any

Exhibit A

substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

          THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 20 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

          IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name by its duly authorized officer as of the day and year first above written.

WHITEHALL JEWELERS, INC.

By:

Name:

Title:

Exhibit A

Date	Amount of Loan	Amount of Principal Paid or Prepaid	Balance of Principal Unpaid	Notation Made By:

Exhibit B

EXHIBIT B

FORM OF GUARANTOR ACKNOWLEDGMENT,
CONSENT AND REAFFIRMATION

          This GUARANTOR ACKNOWLEDGMENT, CONSENT AND REAFFIRMATION (this “Guarantor Consent”), dated as of April 30, 2008, is executed and delivered by WHITEHALL JEWELERS HOLDINGS, INC., a Delaware corporation(“Guarantor”), in favor of PWJ LENDING II LLC, a Delaware limited liability company, as administrative agent and collateral agent for the below defined Lenders (in such capacities, together with its successors and assigns, if any, in such capacities, the “Agents”) and the Lenders.

          WHEREAS, Whitehall Jewelers, Inc., a Delaware corporation (the “Borrower”), the below defined Lenders, and the Agents are parties to that certain Term Loan Credit Agreement, dated as of January 18, 2008 (as amended, restated, modified, renewed or extended from time to time, the “Credit Agreement”);

          WHEREAS, the Borrower, the Agents and the lending institutions from time to time party to the Credit Agreement (collectively, the “Lenders”) desire to amend the Credit Agreement pursuant to that certain First Amendment to Term Loan Credit Agreement, dated as of April 30, 2008 (the “First Amendment”), by and among the Borrower, the Agents and the Lenders, which amendment provides for, among other things, the making by the Lenders of a multi-draw third term loan to the Borrower of up to $15,000,000;

          WHEREAS, in connection with the Credit Agreement, the Guarantor executed in favor of the Agents that certain Guaranty Agreement dated as of January 18, 2008 (the “Guaranty”), pursuant to which the Guarantor agreed, among other things, to guarantee the payment and performance of the Borrower’s obligations under the Credit Agreement and any other Loan Document;

          WHEREAS, in order to induce the Agents and the Lenders to enter into the First Amendment and to extend the financial accommodations thereunder to the Borrower, and in consideration thereof, Guarantor has agreed to execute and deliver this Guarantor Consent with respect to the Guaranty; and

          WHEREAS, this Guarantor Consent incorporates by reference the terms and conditions of the Guaranty, and any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Guaranty, the Credit Agreement or the First Amendment.

          NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

          1. The Guarantor acknowledges that (a) the Lenders will make a multi-draw third term loan to the Borrower of up to $15,000,000 pursuant to the First Amendment, (b) the multi-draw third term loan will constitute a Guaranteed Obligation under the Guaranty, and (c) the Borrower is a wholly-owned Subsidiary of the Guarantor and, as such, the Guarantor will benefit by virtue of the financial accommodations extended to Borrower by the Lenders pursuant to the First Amendment.

          2. The Guarantor consents to the terms and provisions of the Credit Agreement, as amended by the First Amendment.

          3. The Guarantor agrees that (a) the Guaranty is ratified and confirmed in all respects and shall continue in full force and effect, (b) it absolutely and unconditionally guarantees the full and indefeasible payment and performance when due of the Guaranteed Obligations thereunder, (c) each other Loan Document to which it is a party is ratified and confirmed in all respects and shall continue in full force and effect, and (d) it will continue to comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations applicable to it set forth in the Guaranty and each other Loan Document to which it is a party.

          4. The Guarantor represents and warrants that (a) the execution, delivery, and performance of this Guarantor Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected and (b) the Guaranty and the other Loan Documents to which it is a party continue to constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity).

          5. This Guarantor Consent shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

          6. This Guarantor Consent may be executed in counterparts. Delivery of an executed counterpart of this Guarantor Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Guarantor Consent.

[Signature page to follow]

2

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Guarantor Consent as of the date first written above.

WHITEHALL JEWELERS HOLDINGS, INC. a Delaware corporation

By:

Title:

SCHEDULE 1

Commitments; Commitment Percentages, Lending Offices and Notice Address

Lenders and their respective Commitments and Commitment Percentages with respect to each Term Loan are as follows:

Lender(s)	Initial Term Loan Commitment	Second Term Loan Commitment	Third Term Loan Commitment	Total Commitments	Commitment Percentage

PWJ Lending II LLC	$ 25,000,000	$ 10,000,000	$ 15,000,000	$ 50,000,000	100%

                    Lender(s) and its/their respective Address(es) for Notices are as follows:

PWJ Lending II LLC

c/o Prentice Capital Management, LP 623 Fifth Avenue, 32nd Floor New York, New York 10022 Attention: Daniel Platt and Matthew Hoffman Telephone: 212-756-8051 Facsimile: 212-756-1480

Schedule 1